UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21681

Old Mutual/Claymore Long-Short Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso, Chief Legal and Executive Officer

Old Mutual/Claymore Long-Short Fund

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) is as follows:

www.oldmutualclaymore.com

... home port for the LATEST,

most up-to-date INFORMATION about the

Old Mutual/Claymore Long-Short Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.oldmutualclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Analytic Investors, Inc. and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2  |  SemiAnnual Report  |  June 30, 2006

OLA  |  Old Mutual/Claymore Long-Short Fund

Dear Shareholder  |

We are pleased to submit the semiannual shareholder report for the Old Mutual/Claymore Long-Short Fund (the “Fund”). This report covers performance for the six-month period ended June 30, 2006. As you may know, the Fund’s investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities utilizing a long/short strategy and opportunistically employing a strategy of writing (selling) calls on equity indexes and, to a lesser extent, on individual securities held in the Fund’s portfolio.

Analytic Investors, Inc. (“Analytic”) is the Fund’s Sub-Adviser. The firm was founded in 1970 and is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc., more commonly known as Old Mutual Asset Management. With approximately $12.4 billion in assets under management as of June 30, 2006, Analytic specializes in the creation and continuous management of optioned-equity and optioned-debt portfolios for mutual funds, foundations, insurance companies, endowments, profit-sharing plans, funds-of-hedge-funds and individual investors.

We believe that the Fund provides shareholders with the potential to outperform the S&P 500 Index over full market cycles through its unique strategy of combining individual security selection with other investment techniques. Analytic has employed investment strategies similar to the Fund’s unique strategy for nearly three decades in other investment products for institutional and retail investors. While the Fund’s options writing technique has similarities to a covered call fund, the Fund’s long/short equity security selection differentiates the Fund from a covered call fund. This multi-strategy approach provides opportunities unavailable in a traditional covered call fund and offers the potential for higher returns over time. In an effort to further enhance the Fund’s returns, Analytic has increased the Fund’s long equity positions to 130% and short positions to 30% from its previous levels of 120% and 20% short.

In the six month period ended June 30, 2006, the Fund generated a total return of 3.04% on a market value basis. This represents a change in market price to $16.20 on June 30, 2006 from $16.47 on December 31, 2005, plus the payment of dividends. The Fund produced a total return of 1.02% at net asset value (“NAV”). This represents a change in NAV to $18.20 on June 30, 2006 from $18.80 at the start of the period, plus the payment of dividends. The Fund paid quarterly dividends of $0.40 per share during the period. The most recent distribution was paid on June 30, 2006 and represented an annualized distribution rate of 9.88% based on the Fund’s market price of $16.20 on June 30, 2006.

As you may be aware, the Fund has distributed, along with its quarterly distributions, notices of the sources of the Fund’s distributions. These notices are required by Section 19 of the Investment Company Act of 1940. Portions of past distributions were classified at the time as return of capital to shareholders. The Fund has adopted a policy such that the quarterly distributions would consist of ordinary income, which consists of net investment income and short-term capital gains. The final determination of the source of the 2006 distributions, however, will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099-DIV.

SemiAnnual Report  |  June 30, 2006  |  3

OLA  |  Old Mutual/Claymore Long-Short Fund  |  Dear Shareholder continued

The Fund’s market price is trading at a discount to its NAV. This discount from NAV highlights the fact that most closed-end funds have fallen out of favor with investors since the Fund’s launch. However, we believe that this discount represents an opportunity as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”) that is described in detail on page 24 of this report. If shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and to enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 5. You will find information on Analytic’s investment philosophy and discipline and their views on the overall market environment and how they structured the portfolio based on their views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.oldmutualclaymore.com.

Sincerely,

/s/ Nicholas Dalmaso
Nicholas Dalmaso
Old Mutual/Claymore Long-Short Fund

4  |  SemiAnnual Report  |  June 30, 2006

OLA  |  Old Mutual/Claymore Long-Short Fund

Questions & Answers  |

Dennis M. Bein, CFA

Chief Investment Officer, Portfolio Manager

Analytic Investors, Inc.

As Chief Investment Officer, Dennis Bein oversees the implementation of Analytic’s investment strategies. He is a major contributor to the firm’s ongoing research efforts as well as to new product development efforts and strategy applications. As Portfolio Manager, Bein directs the Fund’s management team on day-to-day portfolio management and research related to the Fund’s equity-based investment strategies. Bein joined Analytic in 1995, and has more than 15 years of investment experience. He is a CFA charterholder and earned an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside.

The Old Mutual/Claymore Long-Short Fund (“OLA”) is managed by Analytic Investors, Inc. In the following interview, Chief Investment Officer and Portfolio Manager Dennis Bein, CFA, explains the factors that impacted the Fund’s performance from December 31, 2005 through June 30, 2006, the end of the semiannual fiscal period.

Before we discuss performance, will you remind us of the Fund’s investment objectives and explain how your investment strategy seeks to achieve those objectives?

The Fund’s primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve that objective by investing in a diversified portfolio of common stocks and other equity securities, utilizing a short strategy and opportunistically employing a strategy of writing (selling) calls on equity indexes and to a lesser extent on individual securities. This strategy provides the Fund with full market exposure and participation relative to the Standard & Poor’s 500 Index (“S&P 500”), which is generally considered representative of the U.S. stock market. OLA’s short position allows us to take advantage of securities that we believe are likely to experience declines. To potentially enhance returns, we also engage in asset allocation strategies by purchasing or selling futures contracts on U.S. or foreign securities indexes as well as foreign currency forward contracts and other assets.

We utilize quantitative models to develop an equity portfolio that offers the potential for capital appreciation. The portfolio is constructed with a level of diversification and risk similar to that of the S&P 500, but is designed to outperform the index over a full market cycle by having its long positions invested in what we believe are the stocks that will outperform, while selling short the stocks that we believe will be the underperformers. To generate income and help reduce volatility, we then apply a call options overlay.

Will you tell us more about the specifics of your process?

There are three components of the strategy that we believe make OLA unique from other covered call funds.

Stock Selection. We begin by analyzing stock characteristics rather than focusing on individual stocks like many investment managers do. Our quantitative review is based on sophisticated mathematical models focused on variables that cover multiple dimensions of a stock’s value, such as its valuation, growth potential, historical return patterns, liquidity and risk. The model identifies characteristics that investors are currently rewarding or punishing by examining a universe of approximately 3,000 stocks to determine which financial characteristics are shared by the market’s largest gaining or losing stocks. Stocks possessing favorable characteristics are ranked and become candidates for the long portfolio. Stocks that possess unfavorable characteristics rank poorly and are candidates for the short portfolio. Ultimately a portfolio of at least 75 highly-ranked stocks is combined with short positions in at least 20 low-ranked stocks. We monitor the portfolio on a real-time basis using our proprietary management system that identifies media events or changes in fundamental factors that are potentially significant for the portfolio holdings. However, we only trade securities when we believe the incremental return potential will exceed the associated transaction costs.

What is a short sale?

A short sale is a three-step trading strategy that seeks to capitalize on an anticipated decline in the price of a security. First, arrangements are made to borrow shares of the security, typically from a broker. Next, the investor will sell the shares immediately in the open market with the intention of buying them back at some point in the future. Finally, to complete the cycle, at a later date the investor will repurchase the shares (hopefully at a lower price) and will return them to the lender. In the end, the investor will receive the difference if the share price falls, but will, of course, incur a loss if it rises.

SemiAnnual Report  |  June 30, 2006  |  5

OLA  |  Old Mutual/Claymore Long-Short Fund  |  Questions & Answers continued

Options Overlay. Our process is unique because we typically do not write (sell) call options on individual securities like a traditional covered call fund might. We prefer to sell options on indices because we have strong convictions about the stocks held in the Fund’s portfolio. This strategy helps preserve the upside potential on OLA’s individual equity holdings, which is more important to us than giving away the upside potential of the market sectors on which we’ve written the calls. We believe giving away market or sector upside potential in exchange for lower overall volatility and a higher yield provided by the call options premiums benefits the Fund.

Global Asset Allocation. We also engage in asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indexes as well as foreign currencies and other assets. This enables us to attempt to enhance Fund returns, to hedge against market and other risks in the portfolio and to obtain market exposure with reduced transaction costs. Essentially we take long and short equity, fixed-income and currency futures positions based on our global research models.

Will you provide an overview of the equity market over the six-month period?

The equity market was quite strong in the first four months of the period. In early May, however, a confluence of events – concern about inflation, uncertainty about when the Federal Reserve Board would end its interest rate tightening cycle and geopolitical events –predicated a sell-off in equities for the remainder of the period. As investors became risk averse late in the period, we witnessed an abrupt change in the characteristics that were in favor. At the start of the period, those stocks with strong price momentum and asset utilization performed very well. By the end of the period it was stocks with those characteristics that tended to lose the most ground.

How did the Fund perform in this environment?

OLA provided a total return based on market price of 3.04%, which includes the payment of quarterly dividends. OLA also gained on a net asset value basis (“NAV”), generating a total return of 1.02%, which includes the payment of the Fund’s quarterly dividends.

For NAV performance comparison purposes the S&P 500 returned 2.71% for the six-month period and the CBOE BuyWrite Index (“BXM”) returned 4.88%. The BXM is an index that simulates an ongoing covered call strategy on the S&P 500 and consists of an unmanaged portfolio of stocks upon which a one-month call option on the S&P 500 is continuously written.

We’re pleased with the advance of the Fund’s market price, yet we’re disappointed that its NAV fell short of returns by the S&P 500 and BXM. While the Fund’s stock portfolio performed in line with the S&P 500, its options and global asset allocation strategies hurt performance.

What is an index option?

An index option is a contract which gives the buyer the right to participate in market gains over and above (in the case of a call) or below (in the case of a put) at a specified price (the strike price) on or before a pre-determined date (the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of an index call option is obligated, until the expiration date, to pay the holder of the option the difference between the index price and the option’s strike price, upon the holder’s request. The price of the option is determined from trading activity in the options market, and generally reflects the relationship between the current price for the index and the strike price, as well as the time remaining until the expiration date.

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OLA  |  Old Mutual/Claymore Long-Short Fund  |  Questions & Answers continued

Please tell us what happened with the Fund’s options and global asset allocation strategies.

There were two factors within the options program that hurt performance. The market declined sharply during the first half of February and we rolled the Fund’s options down to maintain downside protection for the portfolio. Immediately after, the market reversed course and gained ground through the end of April. The new options structure therefore whipsawed performance by limiting gains when the market rallied again. Additionally, a number of sectors on which we had written calls – precious metals, banking and oil services – generated strong gains through April. As these sectors gained ground, our options lost value and detracted from performance.

The Fund’s global asset allocation program (“GAA”) was hurt when market volatility spiked in mid-May. Due to fears of inflation, interest rates and geopolitical events, investors became risk averse and fled any countries/assets that they perceived to have a high level of risk. Our GAA was hurt by this as we had invested in equity markets that had historically offered strong price momentum characteristics – an area perceived risky by investors. We had also sold short futures on markets with weaker price momentum, so the Fund was hurt on both the long and short positions. While the GAA hurt performance, it remains a small portion of the portfolio’s investments. We employ the GAA to potentially provide some incremental returns, but it is not an area that would significantly impact the overall long-term return of the Fund on either the upside or the downside. In this short six-month period, however, it was an important performance factor.

Will you tell us about the characteristics favored by your quantitative model?

During the first part of the period, the model pointed us to companies with strong price momentum, good sales-to-price ratios, good asset utilization ratios, good cash flow-to-price ratios and good forecasted earnings-to-price ratios. As investor sentiment changed later in the period, price momentum and asset utilization declined in importance, while characteristics such as forecasted earnings-to-price ratios increased in importance.

Please provide examples of stocks that helped and hurt performance.

Performance in the long equity portfolio was mixed during the period. Below are a few of examples of issues that helped and hurt.

Issues that helped performance:

Archer Daniels Midland Company (0.84% of total common stocks and securities sold short) was an issue that we held in the long portfolio because of its strong projected earnings growth. During the period the company, which is a processor and merchandiser of agricultural commodities and products, posted a large increase in its quarterly earnings and the stock rallied. Cooper Tire & Rubber Company (0.36% of total common stocks and securities sold short) is a manufacturer of tires. We shorted the stock because of the company’s poor cash flow to price ratio. The stock performed poorly and thus helped performance because of the short.

SemiAnnual Report  |  June 30, 2006  |  7

OLA  |  Old Mutual/Claymore Long-Short Fund  |  Questions & Answers continued

Issues that hurt performance:

Tyson Foods is a distributor of chicken and meat products. The stock, which was originally purchased for its above average cash flow-to-price ratio, struggled due to concerns of the Avian flu and the potential impact it could have on the market for poultry. So, although the stock had characteristics generally rewarded by investors, the specific event negatively impacted performance. We sold Tyson Foods from the portfolio prior to June 30, 2006. Similarly, the Fund’s short position in Kinder Morgan, an energy service company, hurt performance as its share price shot up after a buyout offer had been announced. One reason the Fund originally shorted the stock was because of its strong sales-to-price ratio which is a characteristic that worked well during the period. The Kinder Morgan position was eliminated from the portfolio prior to the end of the period.

Please tell us about your outlook for the market and Fund?

We are optimistic about the equity markets over the next several years. That said, we expect to see much more modest gains than we have over the last several years.

In a less volatile market with more modest gains, you need rowing strategies instead of sailing strategies. When the markets are going up quickly it’s like having the wind at your back, catching your sail and enabling you to produce strong returns. When the markets are not producing double-digit returns it’s like the wind dying down, and the only way to produce strong returns is to take an active approach: Rowing, if you will. Although this Fund does have positive market exposure, meaning it has a sail and would benefit from appreciation, it is very much a rowing strategy. We are actively pursuing value added across multiple strategies and we believe that in the long run it will be our success in that pursuit that enables us to meet the Fund’s objectives.

The volatile market environment of the last six months did not reconcile well with our active investment strategy. We firmly believe, however, that over time, and in periods of less volatility, this strategy will perform well and enable us to provide value for shareholders relative to the S&P 500 and BXM.

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OLA  |  Old Mutual/Claymore Long-Short Fund  |  Questions & Answers continued

OLA Risks and Other Considerations

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. The Fund’s Common Shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering. The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

The Fund will ordinarily have substantial exposure (both long and short) to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.

The Fund makes substantial use of short sales for investment and risk management purposes, including when Analytic anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. The Fund intends to take short equity positions in an amount equal to approximately 30% of the Fund’s net assets at the time of sale, but reserves the flexibility to hold short positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a potentially unlimited loss to the Fund.

The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, closing out short sales and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and shareholders’ income from the Fund, would likely decline as well. Please see “Distributions” for a description of other risks associated with the level, timing and character of the Fund’s distributions.

There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Equity Risk; Short Sale Risk; Options Risk, Management Risk; Tax Treatment of Distributions; Derivatives Risk; Counterparty Risk; Credit Risk; Income Risk; Medium- and Smaller-Company Risk; Focused Investment Risk; Interest Rate Risk; Liquidity Risk; Market Disruption and Geopolitical Risk; Leverage Risk; Foreign Investment Risk; Other Investment Companies Risk; and Inflation/Deflation Risk.

SemiAnnual Report  |  June 30, 2006  |  9

OLA  |  Old Mutual/Claymore Long-Short Fund

Fund Summary  |  As of June 30, 2006 (unaudited)

Fund Statistics
Share Price	$16.20
Common Share Net Asset Value	$18.20
Premium/(Discount) to NAV	-10.99%
Net Assets ($000)	$345,828

Total Returns (Inception 8/25/05)	Market	NAV
Six Months	3.04%	1.02%
Since Inception – cumulative	-13.20%	1.55%

Sector Breakdown	% of Common Stocks and Securities Sold Short
Financials	21.2%
Information Technology	16.3%
Consumer Discretionary	13.8%
Health Care	10.6%
Consumer Staples	9.8%
Industrials	8.3%
Energy	7.3%
Materials	4.8%
Telecommunications	4.2%
Utilities	3.7%

Securities are classified by sectors that represent broad groupings of related industries.

% of Net
Top Ten Common Stocks	Assets
Exxon Mobil Corp.	4.7%
International Business Machines Corp.	3.6%
Cardinal Health, Inc.	2.7%
Loews Corp.	2.7%
MetLife, Inc.	2.5%
Hewlett-Packard Co.	2.4%
Chevron Corp.	2.4%
Home Depot, Inc.	2.3%
McKesson Corp.	2.2%
AmerisourceBergen Corp.	2.0%

% of Net
Top Five Securities Sold Short	Assets
Heinz (H.J.) Co.	1.7%
CenturyTel, Inc.	1.3%
Pinnacle West Capital Corp.	1.2%
MBIA, Inc.	1.2%
AMBAC Financial Group, Inc.	1.1%

Share Price & NAV Performance

Distributions to Shareholders

Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

% of Net
Fund Breakdown	Assets
Long-Term Investments	122.6%
Short-Term Investments	8.1%

Total Investments	130.7%
Securities Sold Short	(27.8)%
Total Value of Options Written	(2.0)%
Liabilities in excess of other assets	(0.9)%

Total Net Assets	100.0%

10  |  SemiAnnual Report  |  June 30, 2006

OLA  |  Old Mutual/Claymore Long-Short Fund

Portfolio of Investments  |  June 30, 2006 (unaudited)

Number of Shares		Value
	Long-Term Investments - 122.6%

	Common Stocks - 122.6%
	Consumer Discretionary - 15.4%
96,559	Amazon.com, Inc. (a)(b)	$3,734,902
18,126	AutoNation, Inc. (a)(b)	388,621
3,088	Best Buy Co., Inc. (b)	169,346
23,463	Black & Decker Corp. (b)	1,981,685
23,152	Brunswick Corp. (b)	769,804
60,737	Comcast Corp. - Class A (a)(b)	1,988,529
139,168	Darden Restaurants, Inc. (b)	5,483,219
32,475	Eastman Kodak, Co. (b)	772,256
21,952	Federated Department Stores, Inc. (b)	803,443
15,805	Ford Motor Co. (b)	109,529
38,552	Fortune Brands, Inc. (b)	2,737,578
67,096	General Motors Corp. (b)	1,998,790
17,702	Genuine Parts Co. (b)	737,465
42,993	Goodyear Tire & Rubber Co. (a)(b)	477,222
18,998	H&R Block, Inc. (b)	453,292
161,425	Hasbro, Inc. (b)	2,923,407
7,031	Hilton Hotels Corp. (b)	198,837
226,395	Home Depot, Inc. (b)	8,102,677
8,213	J.C. Penney Co., Inc. (b)	554,460
452	Johnson Controls, Inc. (b)	37,163
4,843	Lowe’s Cos., Inc. (b)	293,825
150,012	Marriott International, Inc. - Class A (b)	5,718,457
11,567	Meredith Corp. (b)	573,029
107,461	News Corp. - Class A (b)	2,061,102
3,995	Sears Holdings Corp. (a)(b)	618,586
32,853	TJX Cos., Inc. (b)	751,020
79,130	Target Corp. (b)	3,867,083
62,304	VF Corp. (b)	4,231,688
25,796	Walt Disney Co. (The) (b)	773,880

		53,310,895

	Consumer Staples - 9.9%
56,320	Altria Group, Inc. (b)	4,135,578
105,272	Archer-Daniels-Midland Co. (b)	4,345,628
435	Brown-Forman Corp.-Class B (b)	31,081
23,257	Clorox Co. (b)	1,417,979
185,435	Coca-Cola Enterprises, Inc. (b)	3,777,311
160,265	Dean Foods Co. (a)(b)	5,960,255
123,973	Kroger, Co. (b)	2,710,050
38,023	Pepsi Bottling Group, Inc. (b)	1,222,439
162,728	Safeway, Inc. (b)	4,230,928
2,699	Supervalue, Inc. (b)	82,859
140,288	Sysco Corp. (b)	4,287,201
41,694	Wal-Mart Stores, Inc. (b)	2,008,400

		34,209,709

	Energy - 10.3%
133,193	Chevron Corp. (b)	8,265,958
44,092	ConocoPhillips (b)	2,889,349
264,519	Exxon Mobil Corp.	16,228,241
34,617	Halliburton Co. (b)	2,568,927
18,090	Hess Corp. (b)	956,056
720	Kerr-McGee Corp. (b)	49,932
41,017	Marathon Oil Corp. (b)	3,416,716
10,172	Nabors Industries, Ltd. (Bermuda) (a)(b)	343,712
7,259	Sunoco, Inc. (b)	502,976
5,296	Valero Energy Corp. (b)	352,290

		35,574,157

	Financials - 27.8%
30,524	ACE Ltd. (Bermuda) (b)	1,544,209
40,983	Allstate Corp. (b)	2,243,000
16,396	American Express Co. (b)	872,595
42,760	American International Group, Inc. (b)	2,524,978
95,755	Aon Corp. (b)	3,334,189
28,768	Apartment Investment & Management Co. (b)	1,249,970
132,247	Bank of America Corp. (b)	6,361,081
8,016	Capital One Financial Corp. (b)	684,967
71,381	CIT Group, Inc. (b)	3,732,512
72,110	Citigroup, Inc. (b)	3,478,586
82,902	Countrywide Financial Corp. (b)	3,156,908
20,198	Federated Investors, Inc.-Class B (b)	636,237
3,255	Golden West Financial Corp. (b)	241,521
3,585	Goldman Sachs Group, Inc. (b)	539,292
29,497	Hartford Financial Services Group, Inc. (b)	2,495,446
153,611	JPMorgan Chase & Co. (b)	6,451,662
55,720	Lehman Brothers Holdings, Inc. (b)	3,630,158
264,202	Loews Corp. (b)	9,365,961
41,822	Merrill Lynch & Co., Inc. (b)	2,909,138
170,359	MetLife, Inc. (b)	8,724,084
28,984	Morgan Stanley (b)	1,832,079
3,286	North Fork Bancorp, Inc. (b)	99,139
69,598	PNC Financial Services Group, Inc. (b)	4,883,692
1,895	Public Storage, Inc. (b)	143,831
35,784	SAFECO Corp. (b)	2,016,428
75,979	Simon Property Group, Inc. (b)	6,301,698
90,731	St. Paul Travelers Cos., Inc. (b)	4,044,788
41,287	State Street Corp. (b)	2,398,362
5,689	UnumProvident Corp. (b)	103,142
45,071	Wachovia Corp. (b)	2,437,440
35,877	Washington Mutual, Inc. (b)	1,635,274
90,731	Wells Fargo & Co. (b)	6,086,235

		96,158,602

	Health Care - 13.9%
40,665	Abbott Laboratories (b)	1,773,401
162,433	AmerisourceBergen Corp. (b)	6,809,191

See notes to financial statements.

SemiAnnual Report  |  June 30, 2006  |  11

OLA  |  Old Mutual/Claymore Long-Short Fund  |  Portfolio of Investments (unaudited) continued

Number of Shares		Value
1,180	Amgen, Inc. (a)(b)	$76,971
63,894	Baxter International, Inc. (b)	2,348,743
19,902	Becton, Dickinson & Co. (b)	1,216,609
8,483	Boston Scientific Corp. (a)(b)	142,854
147,626	Cardinal Health, Inc. (b)	9,496,781
15,681	CIGNA Corp. (b)	1,544,735
32,148	Express Scripts, Inc. (a)(b)	2,306,298
26,993	Fisher Scientific International, Inc. (a)(b)	1,971,839
3,800	HCA, Inc. (b)	163,970
15,930	Hospira, Inc. (a)(b)	684,034
22,332	Humana, Inc. (a)(b)	1,199,228
107,075	Johnson & Johnson (b)	6,415,934
158,418	McKesson Corp. (b)	7,490,003
43,936	Medco Health Solutions, Inc. (a)(b)	2,516,654
6,055	Stryker Corp. (b)	254,976
34,521	Wyeth (b)	1,533,078

		47,945,299

	Industrials - 10.5%
129,591	Allied Waste Industries, Inc. (a)(b)	1,472,154
52,233	Boeing Co. (b)	4,278,405
46,470	Caterpillar, Inc. (b)	3,461,086
14,803	Cooper Industries, Inc. – Class A (b)	1,375,495
9,414	CSX Corp. (b)	663,122
6,357	Cummins, Inc. (b)	777,143
5,197	Donnelley (R.R.) & Sons Co. (b)	166,044
6,699	FedEx Corp. (b)	782,845
26,163	Fluor Corp. (b)	2,431,328
48,495	General Electric Co. (b)	1,598,395
12,635	Goodrich Corp. (b)	509,064
34,191	Grainger (W.W.), Inc. (b)	2,572,189
7,667	L-3 Communications Holdings, Inc. (b)	578,245
32,269	Lockheed Martin Corp. (b)	2,314,978
55,967	Parker Hannifin Corp. (b)	4,343,039
17,957	Ryder System, Inc. (b)	1,049,228
66,417	Union Pacific Corp. (b)	6,174,124
21,030	United Parcel Service, Inc. - Class B (b)	1,731,400

		36,278,284

	Information Technology - 19.8%
12,232	Advanced Micro Devices, Inc. (a)(b)	298,705
34,971	Affiliated Computer Services, Inc. - Class A (a)(b)	1,804,853
18,879	Apple Computer, Inc. (a)(b)	1,078,368
2,788	Avaya, Inc. (a)(b)	31,839
4,583	Broadcom Corp. - Class A (a)(b)	137,719
74,872	Cisco Systems, Inc. (a)(b)	1,462,250
31,132	Computer Sciences Corp. (a)(b)	1,508,034
33,424	Convergys Corp. (a)(b)	651,768
95,537	Dell, Inc. (a)(b)	2,332,058
119,098	Electronic Data Systems Corp. (b)	2,865,498
150,044	Freescale Semiconductor, Inc. - Class B (a)(b)	4,411,294
6,147	Google, Inc. - Class A (a)(b)	2,577,622
266,331	Hewlett-Packard Co. (b)	8,437,366
332,528	Intel Corp. (b)	6,301,406
161,638	International Business Machines Corp. (b)	12,417,031
29,105	Jabil Circuit, Inc. (b)	745,088
16,396	Lexmark International, Inc. - Class A (a)(b)	915,389
19,993	Micron Technology, Inc. (a)(b)	301,095
41,360	Microsoft Corp. (b)	963,688
143,179	Motorola, Inc. (b)	2,885,057
99,006	NCR Corp. (a)(b)	3,627,580
57,944	NVIDIA Corp. (a)(b)	1,233,628
104,858	Parametric Technology Corp. (a)(b)	1,332,745
42,990	Sabre Holdings Corp. - Class A (b)	945,780
209,478	Texas Instruments, Inc. (b)	6,345,089
143,337	Xerox Corp. (a)(b)	1,993,818
23,891	Yahoo!, Inc. (a)	788,403

		68,393,171

	Materials - 6.3%
1,038	Allegheny Technologies, Inc. (b)	71,871
49,908	Ashland, Inc. (b)	3,328,864
34,061	Dow Chemical Co. (b)	1,329,401
13,964	Freeport McMoRan Copper & Gold, Inc. (b)	773,745
214,710	Hercules Inc. (a)(b)	3,276,475
144,997	International Paper Co. (b)	4,683,403
26,391	Newmont Mining Corp. (b)	1,396,876
64,994	Pactiv Corp. (a)(b)	1,608,601
68,519	Vulcan Materials Co. (b)	5,344,482

		21,813,718

	Telecommunications - 4.9%
16,109	AT&T, Inc. (b)	449,280
42,582	BellSouth Corp. (b)	1,541,468
12,060	Embarq Corp. (a)(b)	494,339
303,099	Qwest Communications International, Inc. (a)(b)	2,452,071
284,884	Sprint Nextel Corp. (b)	5,694,831
190,831	Verizon Communications, Inc. (b)	6,390,930

		17,022,919

	Utilities - 3.8%
36,940	AES Corp. (a)(b)	681,543
316,193	CenterPoint Energy, Inc. (b)	3,952,412
4,153	Dominion Resources, Inc. (b)	310,603
66,716	Edison International (b)	2,601,924
16,631	Public Service Enterprise Group, Inc. (b)	1,099,642
49,837	TXU Corp. (b)	2,979,754
81,248	Xcel Energy, Inc.	1,558,337

		13,184,215

	Total Long-Term Investments - 122.6% (Cost $422,810,299)	$423,890,969

See notes to financial statements.

12  |  SemiAnnual Report  |  June 30, 2006

OLA  |  Old Mutual/Claymore Long-Short Fund  |  Portfolio of Investments (unaudited) continued

Principal Amount		Value
	Short-Term Investments - 8.1%

	U.S Government and Agency Securities - 8.1%
$5,800,000	Federal Home Loan Bank Discount Notes, yielding 4.95%, 07/03/06 maturity (b)	$5,800,000
22,350,000	U.S. Treasury Bill yielding 4.45%, 07/27/06 maturity (b)	22,284,559

	Total Short-Term Investments (Cost $28,076,094)	28,084,559

	Total Investments - 130.7% (Cost $450,886,393)	451,975,528

	Securities Sold Short - (27.8%) (Proceeds $96,753,308)	(96,296,941)

	Liabilities in excess of other assets - (0.9%)	(3,082,514)

	Total Value of Options Written - (2.0%)	(6,767,875)

	Net Assets - 100.0%	$345,828,198

Number of Shares		Value
	Securities Sold Short - 27.8%

	Common Stocks - 27.8%
	Consumer Discretionary - 5.3%
14,692	Apollo Group, Inc. - Class A (a)	$759,136
68,737	Bed Bath & Beyond, Inc. (a)	2,280,006
44,419	CBS Corp. - Class B	1,201,534
169,507	Cooper Tire & Rubber Co.	1,888,308
30,280	Gannett Co., Inc.	1,693,560
45,485	International Game Technology	1,725,701
30,025	Kohl’s Corp. (a)	1,775,078
49,410	New York Times Co. - Class A	1,212,521
25,478	OfficeMax, Inc.	1,038,229
94,655	Tiffany & Co.	3,125,508
38,113	Univision Communications, Inc. - Class A (a)	1,276,785
8,102	Wendy’s International, Inc.	472,266

		18,448,632

	Consumer Staples - 4.9%
54,594	Alberto-Culver Co. - Class A	2,659,820
146,149	Heinz (H.J.) Co.	6,024,262
21,497	Proctor & Gamble Co.	1,195,233
57,165	Whole Foods Market, Inc.	3,695,146
58,338	Wrigley (Wm) Jr. Co.	2,646,212
14,584	Wrigley (Wm) Jr. Co. - Class B	660,655

		16,881,328

	Energy - 0.7%
9,661	Apache Corp.	659,363
20,317	Chesapeake Energy Corp.	614,589
9,289	EOG Resources, Inc.	644,099
18,316	El Paso Corp.	274,740
2,263	XTO Energy, Inc.	100,183

		2,292,974

	Financials - 4.1%
47,406	AMBAC Financial Group, Inc.	3,844,627
35,784	Archstone-Smith Trust	1,820,332
4,184	Compass Bancshares, Inc.	232,630
124,554	Janus Capital Group, Inc.	2,229,517
2,379	Legg Mason, Inc.	236,758
68,666	MBIA, Inc.	4,020,394
21,151	Moody’s Corp.	1,151,883
21,645	Regions Financial Corp.	716,882

		14,253,023

	Health Care - 2.1%
15,315	Allergan, Inc.	1,642,687
19,762	Biogen Idec, Inc. (a)	915,573
142,784	Health Management Association, Inc. - Class A	2,814,273
42,353	MedImmune, Inc. (a)	1,147,766
21,586	Merck & Co, Inc.	786,378

		7,306,677

See notes to financial statements.

SemiAnnual Report  |  June 30, 2006  |  13

OLA  |  Old Mutual/Claymore Long-Short Fund  |  Portfolio of Investments (unaudited) continued

Number of Shares		Value
	Industrials - 2.0%
81,708	American Power Conversion Corp.	$1,592,489
17,762	Cendant Corp.	289,343
22,098	Monster Worldwide, Inc. (a)	942,701
35,344	PACCAR, Inc.	2,911,639
37,056	Pall Corp.	1,037,568

		6,773,740

	Information Technology - 4.7%
1	Applied Micro Circuits Corp. (a)	3
39,359	CIENA Corp. (a)	189,317
41,108	Comverse Technology, Inc. (a)	812,705
12,874	JDS Uniphase Corp. (a)	32,571
83,217	Juniper Networks, Inc. (a)	1,330,640
25,557	KLA-Tencor Corp.	1,062,404
11,735	Linear Technology Corp.	393,005
44,019	Maxim Integrated Products, Inc.	1,413,450
29,690	Novellus Systems, Inc. (a)	733,343
126,054	PMC-Sierra, Inc. (a)	1,184,908
88,875	Paychex, Inc.	3,464,347
17,901	QLogic Corp. (a)	308,613
2,022	SanDisk Corp. (a)	103,082
202,227	Symantec Corp. (a)	3,142,608
77,447	Tellabs, Inc. (a)	1,030,820
88,695	Teradyne, Inc. (a)	1,235,521

		16,437,337

	Materials - 1.0%
94,873	Louisiana-Pacific Corp.	2,077,719
12,884	MeadWestvaco Corp.	359,850
14,363	Weyerhaeuser Co.	894,097

		3,331,666

	Telecommunications - 1.3%
125,399	CenturyTel, Inc.	4,658,573

	Utilities - 1.7%
119,348	Dynegy, Inc. - Class A (a)	652,833
108,215	Pinnacle West Capital Corp.	4,318,861
21,957	Progress Energy, Inc.	941,297

		5,912,991

	Total Securities Sold Short (Proceeds $96,753,308)	$96,296,941

(a)	Non-income producing security.
(b)	All or a portion of these securities are held as collateral for Securities Sold Short, options, forwards and futures.

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Market Value
	Call Options Written
225	Chicago Oil Index	July 2006	$560.00	$1,359,000
300	Dow Jones Utilities	July 2006	410.00	226,500
1,125	Philadelphia KBW Banks Index	July 2006	105.00	376,875
275	Philadelphia Utility	July 2006	430.00	264,000
200	S&P 500 Index	July 2006	1,240.00	802,000
1,350	S&P 500 Index	July 2006	1,255.00	3,739,500

	Total Call Options Written (Premiums received $4,622,121)			$6,767,875

See notes to financial statements.

14  |  SemiAnnual Report  |  June 30, 2006

OLA  |  Old Mutual/Claymore Long-Short Fund

Statement of Assets and Liabilities  |  June 30, 2006 (unaudited)

Assets
Investments, at value (cost $450,886,393)	$451,975,528
Variation margin on futures	2,962,727
Unrealized appreciation on forward exchange currency contracts	1,836,840
Dividends and interest receivable	262,479
Other assets	41,918

Total assets	457,079,492

Liabilities
Securities sold short, at value (proceeds $96,753,308)	96,296,941
Options written, at value (premiums received of $4,622,121)	6,767,875
Custodian Bank	4,423,782
Unrealized depreciation on forward exchange currency contracts	3,103,660
Advisory fee payable	280,919
Administration fee payable	6,851
Accrued expenses	197,656
Offering costs payable	173,610

Total liabilities	111,251,294

Net Assets	$345,828,198

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 19,005,240 shares issued and outstanding	$190,052
Additional paid-in capital	362,050,032
Net realized gain on investments, futures, options, securities sold short, forwards and currency transactions	181,088
Net unrealized appreciation on investments, futures, options, securities sold short, forwards and currency translation	821,653
Distributions in excess of net investment income	(17,414,627)

Net Assets	$345,828,198

Net Asset Value (based on 19,005,240 common shares outstanding)	$18.20

See notes to financial statements.

SemiAnnual Report  |  June 30, 2006  |  15

OLA  |  Old Mutual/Claymore Long-Short Fund

Statement of Operations  |  For the six months ended June 30, 2006 (unaudited)

Investment Income
Dividends	$3,358,723
Interest	690,841

Total income	$4,049,564

Expenses
Advisory fee	1,770,991
Dividends on securities sold short	739,062
Custodian fee	568,656
Professional fees	70,129
Trustees’ fees and expenses	62,628
Fund accounting	45,446
Administration fee	45,283
Printing expense	32,559
Transfer agent fee	24,617
Insurance	12,672
NYSE listing fee	9,580
Miscellaneous	2,276

Total expenses	3,383,899

Net investment income	665,665

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	217,492
Futures	(3,688,428)
Options	4,908,021
Securities sold short	(3,969,032)
Foreign currency forwards and currency transactions	(962,352)
Net change in unrealized appreciation (depreciation) on:
Investments	7,648,166
Futures	2,555,106
Options	(3,192,375)
Securities sold short	1,480,323
Foreign currency forwards and currency translation	(1,921,814)

Net realized and unrealized gain	3,075,107

Net Increase in Net Assets Resulting from Operations	$3,740,772

See notes to financial statements.

16  |  SemiAnnual Report  |  June 30, 2006

OLA  |  Old Mutual/Claymore Long-Short Fund

Statement of Changes in Net Assets  |

	For the	For the Period
	Six Months Ended	August 25, 2005*
	June 30, 2006	through
	(unaudited)	December 31, 2005
Increase (Decrease) in Net Assets from Operations
Net investment income	$665,665	$805,577
Net realized gain (loss) on investments, futures, options, securities sold short, forwards and currency transactions	(3,494,299)	7,595,806
Net unrealized appreciation (depreciation) on investments, futures, options, securities sold short, forwards and currency translation	6,569,406	(5,747,753)

Net increase in net assets resulting from operations	3,740,772	2,653,630

Distributions to Common Shareholders
From and in excess of net investment income	(15,204,192)	(7,602,096)

Capital Share Transactions
Proceeds from the issuance of common shares	—	362,900,000
Common share offering costs charged to paid-in capital	—	(760,000)

Net increase from capital share transactions	—	362,140,000

Total increase (decrease) in net assets	(11,463,420)	357,191,534

Net Assets
Beginning of period	357,291,618	100,084

End of period (including distributions in excess of net investment income of $17,414,627 and $2,876,100, respectively)	$345,828,198	$357,291,618

*	Commencement of investment operations.

See notes to financial statements.

SemiAnnual Report  |  June 30, 2006  |  17

OLA  |  Old Mutual/Claymore Long-Short Fund

Financial Highlights  |

	For the		For the Period
	Six Months Ended		August 25, 2005*
Per share operating performance	June 30, 2006		through
for a common share outstanding throughout the period	(unaudited)		December 31, 2005
Net asset value, beginning of period	$18.80		$19.10	(a)

Income from investment operations
Net investment income(b)	0.04		0.04
Net realized and unrealized gain on investments, futures, options, securities sold short, forwards and currency transactions and translation	0.16		0.10

Total from investment operations	0.20		0.14

Common shares’ offering expenses charged to paid-in capital	—		(0.04)

Distributions to Common Shareholders
From and in excess of net investment income	(0.80)		(0.40)

Net asset value, end of period	$18.20		$18.80

Market value, end of period	$16.20		$16.47

Total investment return(c)
Net asset value	1.02%		0.52%
Market value	3.04%		-15.76%

Ratios and supplemental data
Net assets, end of period (thousands)	$345,828		$357,292

Ratios to average net assets, including dividend expense on securities sold short:
Total expense ratio	1.91	%(d)	1.58	%(d)(e)
Operating expense ration	1.49	%(d)	1.34	%(d)
Dividends paid on securities sold short	0.42	%(d)	0.24	%(d)(e)
Net investment income ratio	0.38	%(d)	0.75	%(d)(e)
Portfolio turnover	74%		60%

*	Commencement of investment operations.
(a)	Before deduction of offering expenses charged to capital.
(b)	Based on average shares outstanding during the period.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	The expense ratio includes dividend payments made on securities sold short. During the approximate four month period from August 25, 2005 through December 31, 2005, nine securities sold short made two quarterly payments. The annualized ratios noted above have been adjusted such that these securities would only reflect the equivalent of four quarterly dividends per security. Had this adjustment not been made, the expense ratio would have been 1.65% and the net investment ratio would have been 0.68%.

See notes to financial statements.

18  |  SemiAnnual Report  |  June 30, 2006

OLA  |  Old Mutual/Claymore Long-Short Fund

Notes to Financial Statements  |  June 30, 2006 (unaudited)

Note 1 – Organization:

Old Mutual/Claymore Long-Short Fund (the “Fund”) was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income and current gains. The Fund’s secondary investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and by selling securities short in the S&P 500 Index that it believes will underperform relative to the average stock in the S&P 500. The Fund will also write (sell) call options on equity indexes and, to a lesser extent, on individual securities held in the Fund’s portfolio. The Fund may also employ a variety of other strategies involving futures and forward contracts and other derivative instruments in an attempt to enhance the Fund’s investment returns. There can be no assurance that the Fund’s investment objective will be achieved.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a)	Valuation of Investments and Derivatives

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the closing price on the primary exchange on which they are traded. Futures and options on future contracts are valued at the settlement price determined by the exchange on which they are traded. All other types of securities, including restricted securities, and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities having a remaining maturity of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

(b)	Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c)	Futures

The Fund may engage in asset allocation strategies by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may use futures contracts in an attempt to enhance the Fund’s investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund’s portfolio. There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s portfolio securities being hedged.

(d)	Options

The Fund will opportunistically employ an option strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund’s shareholders and reduce overall portfolio risk. The Fund intends to pursue its options strategy primarily by writing call options on equity indexes. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium.

(e)	Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but rather has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral held in a segregated account at the custodian. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from a short sale may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(f)	Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included in net realized gains or losses on foreign currency forwards and currency translations in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations.

(g)	Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings,

SemiAnnual Report  |  June 30, 2006  |  19

OLA  |  Old Mutual/Claymore Long-Short Fund  |  Notes to Financial Statements (unaudited) continued

to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts are included in net realized gain or loss on foreign currency transactions on the statement of operations.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund on the statement of operations.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

(h)	Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Analytic Investors, Inc. (“Analytic” or the “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total net assets.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily total net assets. Analytic is wholly owned by Old Mutual (US) Holdings, Inc.

As approved by the Board of Trustees, effective March 1, 2006, the Adviser began providing Fund Administration services to the Fund. For the six months ended June 30, 2006, the Fund recognized expenses of approximately $21,900 for these services.

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Capital losses and foreign currency transactions incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and elected to defer net capital losses during 2005 in the amount of $4,829,695 and foreign currency related loss of $2,217,749.

Information on the tax components of investments, excluding short sales transactions and excluding written options as of June 30, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Depreciation on Derivatives and Foreign Currency
$450,886,393	$18,111,802	$(17,022,667)	$1,089,135	$(723,849)

Information on the tax components of securities sold short as of June 30, 2006 is as follows:

Cost of Securities Sold Short for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Securities Sold Short
$(96,753,308)	$4,153,940	$(3,697,573)	$456,367

Tax components of the following balances as of December 31, 2005 are as follows:

Undistributed ordinary income	$9,179,015
Accumulated capital and other losses	$(7,047,444)

For the period ended December 31, 2005, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, was $4,935,421 of ordinary income and $2,666,675 of long-term capital gains. The final determination of the source of the 2006 distributions for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099 DIV.

Note 5 – Investment Transactions and Options Written:

For the period ended June 30, 2006, purchases and sales of investments, excluding written options and short-term securities, were $307,594,618 and $324,465,070, respectively.

20  |  SemiAnnual Report  |  June 30, 2006

OLA  |  Old Mutual/Claymore Long-Short Fund  |  Notes to Financial Statements (unaudited) continued

The Fund entered into written option contracts during the period ended June 30, 2006. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	4,053	$2,306,421
Options written, during the period	24,725	23,310,805
Options expired, during the period	(9,475)	(6,522,532)
Options closed, during the period	(15,828)	(14,472,573)
Options assigned, during the period	—	—

Options outstanding, end of period	3,475	$4,622,121

Note 6 – Derivatives:

At June 30, 2006, the following futures contracts were outstanding:

		Unrealized
	Number of	Appreciation
	Contracts	(Depreciation)
Long Contracts

Amsterdam Exchanges Index - July 2006 (Current notional value of 88,140 Euro per contract)	379	$2,449,023
DAX Index - September 2006 (Current notional value of 143,163 Euro per contract)	70	859,692
Dow Jones Euro STOXX 50 - September 2006 (Current notional value of 36,620 Euro per contract)	129	373,183
FTSE 100 Index -September 2006 (Current notional value of 58,250 Pound Sterling per contract)	412	2,128,621
Hang Seng Stock Index - July 2006 (Current notional value of 815,850 Hong Kong dollar per contract)	100	336,775
IBEX 35 Index - July 2006 (Current notional value of 115,185 Euro per contract)	138	1,343,972
QCN6 Index - July 2006 (Current notional value of 95,775 Swedish Krona per contract)	2,208	1,317,267
TOPIX Index - September 2006 (Current notional value of 15,895,000 Japanese Yen per contract)	209	238,811

	3,645	$9,047,344

Short Contracts

CAC 40 10 Year Euro Index - July 2006 (Current notional value of 49,735 Euro per contract)	419	(1,945,793)
S&P 500 E-Mini - September 2006 (Current notional value of $63,970 per contract)	366	(240,645)
S&P/MIB Index - September 2006 (Current notional value of 183,355 Euro per contract)	178	(2,048,807)
S&P/TSE 60 Index - September 2006 (Current notional value of 131,400 Canadian dollars per contract)	268	(571,418)
SPI 200 Index - September 2006 (Current notional value of 127,000 Australian dollars per contract)	385	(1,551,957)

	1,616	(6,358,620)

	5,261	$2,688,724

All notional values are denominated in local currencies.

At June 30, 2006, the following forward exchange currency contracts were outstanding:

		Unrealized
	Local	Appreciation
	Currency Value	(Depreciation)
Long Contracts

Australian Dollar, 120,000,000 expiring 7/21/06	89,132,893	$785,293
Canadian Dollar, 20,000,000 expiring 7/21/06	17,993,232	192,827
New Zealand Dollar, 30,000,000 expiring 7/21/06	18,286,903	(158,297)
Norwegian Krone, 580,000,000 expiring 7/21/06	93,323,291	379,041
Swedish Krona, 140,000,000 expiring 7/21/06	19,463,759	479,679

		1,678,543

Short Contracts

Euro, 74,000,000 expiring 7/21/06	94,732,606	(1,590,656)
Japanese Yen, 10,700,000,000 expiring 7/21/06	93,835,030	(922,437)
Pound Sterling, 36,000,000 expiring 7/21/06	66,608,191	(352,891)
Swiss Franc, 8,000,000 expiring 7/21/06	6,543,110	(79,378)

		(2,945,362)

		$(1,266,819)

Note 7 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,005,240 issued and outstanding. Of this amount, the Fund issued 18,000,000 shares of common stock in its initial public offering and issued pursuant to an over allotment option to the underwriters, an additional 1,000,000 shares on September 13, 2005. These shares were issued at $19.10 per share after deducting the sales load but before underwriters’ expense reimbursement. In addition, the Fund’s Adviser and Sub-Adviser have agreed to pay all of the Fund’s organizational costs, estimated at $25,000.

Offering costs, estimated at $760,000 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and Sub-Adviser have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Transactions in common shares were as follows:

	Six Months Ended	Period Ended
	June 30, 2006	December 31, 2005
Beginning Shares	19,005,240	5,240
Issuance of common shares	—	19,000,000
Shares issued through dividend reinvestment	—	—

Ending shares	19,005,240	19,005,240

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

SemiAnnual Report  |  June 30, 2006  |  21

OLA  |  Old Mutual/Claymore Long-Short Fund

Supplemental Information  |  (unaudited)

Trustees

The Trustees of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	14	None.

Steven D. Cosler Year of Birth: 1955 Trustee	Since 2005	Formerly, President, Chief Executive Officer and Director of Priority Healthcare Corp. (2002- 2005). Formerly, President and Chief Operating Officer of Priority Healthcare Corp. (2001-2002). Formerly, Executive Vice President and Chief Operating Officer of Priority Healthcare Corp. (2000-2001).	2	None.

Robert M. Hamje Year of Birth: 1942 Trustee	Since 2005	Advisor to the Cleveland Foundation Investment Committee. Formerly, President and Chief Investment Officer of TRW Investment Management Co. (1990-2003).	2	Trustee, Old Mutual Advisor Mutual Funds.

L. Kent Moore Year of Birth: 1955 Trustee	Since 2005	Partner at WilSource Enterprise (December 2005-Present). Previously, Managing Director High Sierra Energy L.P., (2004-2005). Formerly, Portfolio Manager and Vice President of Janus Capital Corp. (2000-2002) and Senior Analyst/Portfolio Manager of Marsico Capital Management (1997-1999).	2	Trustee, Old Mutual Advisor Mutual Funds.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments.	17	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	15	None.

Interested Trustees:

Matthew J. Appelstein† Year of Birth: 1961 Trustee	Since 2005	Director of Investment Services, Old Mutual Asset Management (2003-present). Formerly, Senior Vice President of Consulting Relationships, Fidelity Management Trust Co. (1998-2003).	2	None.

Nicholas Dalmaso†† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	17	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

•	Messrs. Appelstein and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2006 annual meeting of shareholders.

•	Messrs. Cosler, Dalmaso and Hamje, as Class II Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

•	Messrs. Moore, Nyberg and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.
†	Mr. Appelstein is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund’s Sub-Adviser.
††	Mr. Dalmaso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

22  |  SemiAnnual Report  |  June 30, 2006

OLA  |  Old Mutual/Claymore Long-Short Fund  |  Supplemental Information (unaudited) continued

Officers

The Officers of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005- present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb 2006 – present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director – Compliance of Harrisdirect LLC (1999-2003).

Jim Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2006	Vice President of Claymore Securities, Inc.; previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005)

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

SemiAnnual Report  |  June 30, 2006  |  23

OLA  |  Old Mutual/Claymore Long-Short Fund

Dividend Reinvestment Plan  |  (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number: (800) 701-8178.

24  |  SemiAnnual Report  |  June 30, 2006

OLA  |  Old Mutual/Claymore Long-Short Fund

Fund Information  |

Board of Trustees	Officers	Investment Adviser
Matthew J. Appelstein* Randall C. Barnes Steven D. Cosler Nicholas Dalmaso* Robert M. Hamje L. Kent Moore Ronald A. Nyberg Ronald E. Toupin, Jr.

Nicholas Dalmaso

Chief Executive Officer and

Chief Legal Officer

Steven M. Hill

Chief Accounting Officer,

Chief Financial Officer

and Treasurer

Bruce Saxon

Chief Compliance Officer

Jim Howley

Assistant Treasurer

Melissa Nguyen

Secretary

Claymore Advisors, LLC

Lisle, Illinois

Investment Sub-Adviser

Analytic Investors, Inc.

Los Angeles, California

Administrator

Claymore Advisors, LLC

Lisle, Illinois

Custodian and Transfer Agent

The Bank of New York

New York, New York

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public

Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Old Mutual/Claymore Long-Short Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Old Mutual/Claymore Long-Short Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Old Mutual/Claymore Long-Short Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In August 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

SemiAnnual Report  |  June 30, 2006  |  25

OLA  |  Old Mutual/Claymore Long-Short Fund

About the Fund Managers  |

Analytic Investors, Inc.

Analytic Investors specializes in the application of systematic investment processes to evaluate and exploit opportunities in the global equity, fixed income and derivative securities markets. Based in Los Angeles and wholly owned by Old Mutual plc, Analytic employs 35 professionals and manages more than $12 billion. The firm manages a range of traditional, long-only equity products as well as a number of absolute return strategies. The firm was founded in 1970 and, since that time, has focused on delivering valued-added, risk-controlled investment strategies to its range of institutional, fund-of-fund, and high net worth clients.

Investment Philosophy

Analytic’s philosophy is anchored in the conviction that the systematic application of quantitative techniques to assess opportunity has the potential to deliver quality, risk-adjusted performance, regardless of market cycle. Analytic’s quantitative methods bring together the best attributes of individual security selection and unbiased portfolio modeling, yielding a management style that is both disciplined and responsive.

Investment Process

Analytic’s innovative research seeks to uncover the factors that are driving performance and are likely to be important going forward. Two core beliefs underlie the firm’s investment process:

•	The attractiveness of every security is determined by a multitude of factors that can be measured.

•	The desirability of a security’s characteristics change with economic conditions.

Sophisticated quantitative techniques enable Analytic to simultaneously analyze a variety of unique characteristics – such as relative valuation, growth potential, historical returns, liquidity and risk – in an effort to identify and exploit opportunities. Analytic uses thorough statistical analysis in an attempt to identify the merits of each security as well as the relationships between each security’s measurable characteristics that may be driving its performance.

Analytic’s proprietary multi-factor return models are applied in a risk-controlled environment. The firm’s highly evolved and successful approach, supported by the research efforts of its investment team, capitalizes on opportunity while neutralizing systematic market exposure and overall risk.

26  |  SemiAnnual Report  |  June 30, 2006

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Old Mutual/Claymore Long-Short Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	September 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	September 1, 2006

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	September 1, 2006